                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

       EMPIRE RESORTS, INC. ANNOUNCES PRICING OF CONVERTIBLE SENIOR NOTES

(Monticello,  NY - July 16,  2004) Empire  Resorts,  Inc.  (NASDAQ:  NYNY) today announced  the pricing of $65 million of 5 1/2%  convertible  senior notes to be guaranteed by its material  subsidiaries  and convertible into its common stock.
The notes  are  expected  to be issued on  Friday,  July 23,  2004,  subject  to customary  closing  conditions.  The  company  plans to use the  proceeds of the offering to acquire 232 acres of land in Monticello,  New York, to repay certain indebtedness,  to complete renovations at its horse racetrack in Monticello,  to fund certain development costs in connection with the Cayuga Catskill Resort and for general corporate  purposes.  Purchase of the land will allow the company to benefit  from  certain  real  estate  tax  credits  resulting  from  its  recent investment in improvements on the land.

"This financing will allow the company to refinance its outstanding obligations, obtain  full  control  over  the  entire  raceway  site  and  complete  all  the improvements  for our  recently  opened video  gaming  operations.  It will also provide  additional  predevelopment  funds  as  we  await  the  final  approvals necessary to begin  construction  of the planned Cayuga  Catskill  Resort," said
Robert Berman,  CEO of the company.  The company has agreements to construct and manage  a Native  American  casino  on a  thirty  acre  parcel  adjacent  to the racetrack for which regulatory applications are pending.

            The  notes  are  being  sold  in a Rule  144A  private  offering  to qualified  institutional buyers, will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States  except  pursuant to an  effective  registration  statement  under the  Securities  Act of 1933 or in accordance with an applicable  exemption from the  registration  requirements of the Securities Act of 1933.

ABOUT EMPIRE RESORTS, INC.

Empire  Resorts,  Inc.  operates the  Monticello  Raceway and is involved in the development  of other legal gaming venues in New York. The company opened Mighty
M Gaming at the Raceway site on June 30, 2004.  The new facility  features 1,743 video gaming  machines and amenities  such as a 350 seat buffet and live nightly entertainment.  In addition,  Empire Resorts' partner,  the Cayuga Nation of New
York,  has  submitted an  application  to the United  States  Department  of the
Interior,  Bureau of Indian Affairs (BIA) for the transfer of  approximately  30 acres of land adjacent to the Raceway to the United States Government to be held in trust for the  Cayuga  Nation of New York for  purposes  of  building  a $500 million "Class III" Native American casino and resort. The Nation's  application is  currently  in the  final  stages of  review  by the BIA.  On June 10,  2004,
Governor  George E. Pataki and the Cayuga Nation of New York signed an agreement that contains key provisions that advance the proposed development of the Cayuga
Catskill Resort.

            Statements  in this press release  regarding the company's  business that are not  historical  facts are  "forward-looking  statements"  that involve risks and uncertainties,  including the need for regulatory approvals, financing and successful completion of construction. The company wishes to caution readers not to place undue reliance on such forward-looking statements, which statements are made pursuant to the Private  Securities  Litigation Reform Act of 1994, and
as such, speak only as of the date made. To the extent the content of this press release  includes  forward-looking  statements,  they involve  various risks and uncertainties  including (i) the risk that various  approvals  necessary for the projects  described  herein and required to be obtained  from the United  States
Bureau of Indian Affairs, the National Indian Gaming Regulatory Commission,  the
Governor of the State of New York and  various  other  federal,  State and local governmental  entities are not received,  (ii) the risk that financing necessary for the proposed  programs or projects may not be able to be obtained because of credit factors,  market conditions or other  contingencies,  (iii) the risk that the Cayuga Nation may exercise  certain broad rights with regard to  termination of its agreements  with the company (iv) the risk of  non-compliance  by various counterparties  of the related  agreements,  and (v) general risks affecting the company as described from time to time in it's reports filed with the Securities and Exchange Commission.  For a full discussion of such risks and uncertainties, which  could  cause  actual  results  to  differ  from  those  contained  in the forward-looking statements, see "Risk Factors" in the company's Annual Report or
Form 10-K for the most recently ended fiscal year.

THIS NEWS RELEASE DOES NOT CONSTITUTE AN OFFER TO SELL OR A  SOLICITATION  OF AN
OFFER TO BUY THE  SECURITIES  DESCRIBED  HEREIN,  NOR SHALL THERE BE ANY SALE OF
THESE  SECURITIES  IN  ANY  STATE  OR  JURISDICTION  IN  WHICH  SUCH  AN  OFFER,
SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO  REGISTRATION  OR  QUALIFICATION
UNDER THE SECURITIES LAW OF ANY SUCH JURISDICTION.